FINANCIAL INVESTORS TRUST

Kotak India ESG Fund

(the “Fund”)

SUPPLEMENT DATED SEPTEMBER 26, 2023, TO THE

SUMMARY PROSPECTUS DATED MARCH 1, 2023, AS REVISED APRIL 13, 2023

AND PROSPECTUS DATED FEBRUARY 28, 2023

Effective September 26, 2023, the following changes are made to the Fund’s Summary Prospectus and Prospectus:

Summary Prospectus/Summary Section

The section titled “Portfolio Manager” in the Summary Prospectus and the Summary section of the Prospectus is hereby deleted and replaced in its entirety with the following:

Portfolio Managers

Nitin Jain, Co-Portfolio Manager at Kotak, has been a portfolio manager of the Fund since its inception in February 2011. Amit Kumar Jain, Co-Portfolio Manager at Kotak, has been a portfolio manager of the Fund since September 2023.

Prospectus

The following row is added to the table in the section of the Prospectus titled “PORTFOLIO MANAGERS”:

Portfolio Manager	Fund(s)	Experience
Amit Kumar Jain	Kotak India ESG Fund

Amit Kumar Jain is a Co-Portfolio Manager of the Kotak India ESG Fund, and has been so since September 2023.

Before joining Kotak Group in 2023, Mr. Jain served as Fund Manager at Samsung Asset Management (HK) for ten years. He has been associated with the Indian capital markets for over twenty years.

Mr. Jain holds a PGDCM from the Indian Institute Of Management (IIM) –Calcutta (and is a Gold Medalist). He is a CFA charter holder and a Chartered Accountant.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE